Exhibit 10.21

AMENDMENT NO. 5

to

RECEIVABLES PURCHASE AGREEMENT

Dated as of February 21, 2006

THIS AMENDMENT NO. 5 (this “Amendment”) is entered into as of February 21, 2006 by and among Jabil Circuit Financial II, Inc., a Delaware corporation (the “Seller”), Jabil Circuit, Inc., a Delaware corporation (the “Servicer”), Jupiter Securitization Corporation (“Jupiter”), the financial institutions party hereto (the “Financial Institutions”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the “Agent”).

PRELIMINARY STATEMENTS

A. The Seller, the Servicer, Jupiter, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of February 25, 2004 (as amended prior to the date hereof and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “RPA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.

B. The Seller, the Servicer, Jupiter, the Financial Institutions and the Agent have agreed to amend the RPA on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the RPA is hereby amended as follows:

(a) Article II of the RPA is hereby amended to add the following Section 2.8 after Section 2.7:

Section 2.8. Sale of Charged-Off Receivables. With the prior written consent of the Agent, Seller may sell and assign all of its right, title and interest in and to all or any portion of the Charged-Off Receivables then held by Seller; provided that Seller has delivered all documents, agreements and information requested by the Agent in connection with such proposed sale. All proceeds of any such sale shall be deposited into a Collection Account on the date of such sale.

(b) Section 7.1(b) of the RPA is hereby amended to delete clause (vi) thereof in its entirety and replace it with the following:

(vi) Manufacturing Subsidiaries. As soon as the Seller becomes aware thereof, notice of any action taken by any Manufacturing Subsidiary or any other Person to assert any claim against any property of the Seller, any Originator or any Manufacturing Subsidiary.

(c) Section 8.1 of the RPA is hereby amended to delete paragraph (b) thereof and replace it with the following:

(b) Without the prior written consent of the Agent and the Required Financial Institutions, Jabil shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) an Originator with respect to the Receivables originated by it, (ii) with respect to certain Charged-Off Receivables and Delinquent Receivables, outside collection agencies in accordance with its customary practices, and (iii) each Manufacturing Subsidiary with respect to those Receivables arising from the sale of products manufactured by such Manufacturer Subsidiary. None of the Originators or Manufacturing Subsidiaries shall be permitted to further delegate to any other Person. If pursuant to the last sentence of Section 8.1(a) the Agent shall designate as Servicer any Person other than Jabil, all duties and responsibilities theretofore delegated by Jabil to any Originator or any Manufacturing Subsidiary may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to Jabil.

(d) Section 10.1 of the RPA is hereby amended to delete clause (xv) thereof in its entirety and replace it with the following:

(xv) the operations of any Manufacturing Subsidiary or the enforcement of the Agent’s and the Purchasers’ rights under any Estoppel Letter; and

(e) Exhibit I of the RPA is hereby further amended to delete the definition of “Eligible Foreign Receivable” in its entirety and replace it with the following:

“Eligible Foreign Receivable” means a Foreign Receivable, the Outstanding Balance of which, when added to the aggregate Outstanding Balance of all other Foreign Receivables, does not exceed the Foreign Receivables Percentage of the Outstanding Balance of all Receivables at such time.

(f) Exhibit I of the RPA is hereby further amended to delete clause (ii)(b) of the definition of “Eligible Receivable” in its entirety.

(g) Exhibit I of the RPA is hereby further amended to delete clause (xx) of the definition of “Eligible Receivable” in its entirety and replace it with the following:

(xx) which, if it arises from the sale of any product manufactured outside of the United States or from the sale of any product purchased by the related Originator prior to sale to the related Obligor (other than (A) a product manufactured by Jabil Mexico in Guadalajara, Mexico and purchased from Jabil Luxembourg, (B) a product manufactured by Jabil Chihuahua in Chihuahua, Mexico and purchased from Jabil Luxembourg, (C) a product manufactured by Jabil Reynosa in Reynosa, Mexico, (D) a product manufactured by Jabil Reynosa II in Reynosa, Mexico and purchased from Jabil Luxembourg, (E) a product manufactured by and purchased from Jabil Malaysia in its plant located at Plot 56, Hilir Sungai Keluang 1, Bayan Lepas Industrial Park, Phase 4,

11900 Penang, Malaysia and (F) a product manufactured by or purchased from any other Manufacturing Subsidiary in the jurisdiction approved by the Agent) such Receivable has been approved in writing by the Agent.

(h) Exhibit I of the RPA is hereby further amended to delete the definitions of “Change of Control”, “Estoppel Letters”, “Liquidity Termination Date” and “Originator” contained therein in their entirety and replace them with the following:

“Change of Control” means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of Jabil, (ii) Jabil shall cease to own, free and clear of all Adverse Claims, directly or indirectly, all of the outstanding partnership interests, membership interests, voting stock or other ownership interests, as applicable, in any Originator or Manufacturing Subsidiary or (iii) Jabil shall cease to own directly, free and clear of all Adverse Claims, all of the outstanding shares of voting stock of the Seller.

“Estoppel Letters” means each of (i) that certain estoppel letter agreement dated as of February 25, 2004 executed by Jabil Mexico and Jabil Chihuahua for the benefit of the Agent, on behalf of the Purchasers, (ii) that certain estoppel letter agreement dated as of February 25, 2004 executed by Jabil Reynosa for the benefit of the Agent, on behalf of the Purchasers, (iii) that certain estoppel letter agreement dated as of February 21, 2006 executed by Jabil Malaysia for the benefit of the Agent, on behalf of the Purchasers, (iv) that certain estoppel letter agreement dated as of February 21, 2006 executed by Jabil Reynosa II for the benefit of the Agent, on behalf of the Purchasers, (v) that certain estoppel letter agreement dated as of February 21, 2006 executed by Jabil Luxembourg for the benefit of the Agent, on behalf of the Purchasers and (vi) each other estoppel letter agreement executed by a Manufacturing Subsidiary for the benefit of the Agent, on behalf of the Purchasers.

“Liquidity Termination Date” means February 21, 2007.

“Originator” means each of Jabil, Jabil Defense, Jabil Global Services and Jabil Texas, and any other wholly-owned domestic Subsidiary of Jabil which becomes an Originator pursuant to Section 8.11 of the Receivables Sale Agreement with the consent of the Agent, in each case, in their capacities as sellers under the Receivables Sale Agreement.

(i) Exhibit I of the RPA is hereby further amended to add the following definitions in the appropriate alphabetical order:

“Foreign Receivables Percentage” means (a) at all times the rating then assigned to Jabil’s senior unsecured long-term non-credit enhanced debt is less than BB- by Standard & Poor’s Ratings Group and Ba3 by Moody’s Investors Service, Inc., 2.0% and (b) at all other times, 5.0%.

“Jabil Defense” means Jabil Defense and Aerospace Services, LLC, a Delaware limited liability company.

“Jabil Luxembourg” means Jabil Luxembourg Manufacturing S.à r.l., formed under the laws of Luxembourg as a private limited liability company

“Jabil Malaysia” means Jabil Circuit Sdn. Bhd. (Company No. 336537-M), a company incorporated under the laws of Malaysia, as a private company limited by shares.

“Jabil Reynosa II” means Jabil Circuit de Reynosa S. de R.L. de C.V., a corporation organized under the laws of México as a Sociedad de Responsabilidad Limitada de Capital Variable.

“Manufacturing Subsidiary” means each of Jabil Mexico, Jabil Chihuahua, Jabil Reynosa, Jabil Reynosa II, Jabil Malaysia, Jabil Luxembourg and any other Subsidiary of Jabil which the Agent approves in writing as a Manufacturing Subsidiary from time to time.

(j) Exhibit III of the RPA is hereby amended to add the following information at the end:

MALAYSIA

Jabil Circuit Sdn. Bhd.

Plot 56, Hilir Sungai Keluang 1

Bayan Lepas Industrial Park

Phase 4, 11900 Penang, Malaysia

REYNOSA

Reynosa Mexico

Blvd Montebello 737 Parque Industrial Colonial Cd.

Reynosa Tamps CP. 88787

REYNOSA II

Jabil Circuit de Reynosa S de RL de CV

Boulevard Montebello 737

Parque Industrial Colonial Cd.

Reynosa Mexico C.P. 88787

(k) Exhibit IV of the RPA is hereby amended to add the following Collection Account information:

Collection Bank	Lockbox Address	Related Collection Account
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxxx	xxxxxxxxx

Section 2. Waivers.

(a) The Seller has notified the Agent and the Purchasers that on January 10, 2006 it sold all Receivables for which the Obligor is Delphi Corporation to a third-party collection company (the “Delphi Sale”). Each of the Agent and each Purchaser hereby waives any Amortization Event which may have occurred in connection with the Delphi Sale. Each of the Agent and each Purchaser hereby expressly reserves all of its rights with respect to the occurrence of any other Amortization Event or Potential Amortization Event, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above. This specific waiver applies only to the above-specified violation.

(b) The Seller has notified the Agent and the Purchasers that not all Obligors of Jabil Defense (the “Jabil Defense Obligors”) have been notified of the assignment and sale of the Receivables under the Receivables Sale Agreement and the RPA as required by Section 7.1(n) of the RPA. Each of the Agent and each Purchaser hereby waives the Seller’s compliance with Section 7.1(n) of the RPA, solely with respect to the Jabil Defense Obligors, until March 23, 2006. Each of the Agent and each Purchaser hereby expressly reserves all of its rights with respect to the occurrence of such failure at any time on and after March 23, 2006 and with respect to any other Amortization Event or Potential Amortization Event, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above. This specific waiver applies only to the above-specified violation.

(c) Each of the Agent and each Purchaser hereby waives until March 3, 2006 any Amortization Event which may occur in connection with the failure of the Seller to cause each Lock-Box and Collection Account listed in this Amendment to be subject at all times to a Collection Account Agreement that is in full force and effect. Each of the Agent and each Purchaser hereby expressly reserves all of its rights with respect to the occurrence of such failure at any time on and after March 3, 2006 and with respect to any other Amortization Event or Potential Amortization Event, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above. This specific waiver applies only to the above-specified violation.

Section 3. Conditions Precedent; Consent to Amendment.

(a) This Amendment shall become effective and be deemed effective, as of the date first above written, upon the latest to occur of (i) the date hereof, (ii) receipt by the

Agent of one copy of this Amendment duly executed by each of the parties hereto, (iii) receipt by the Agent of each of the documents listed on Schedule I hereto and (iv) receipt by J.P. Morgan Securities Inc. of the amendment fee due to it in connection with this Amendment.

(b) Each of the Agent and each Purchaser hereby consents to Amendment No. 1 to the Receivables Sale Agreement dated the date hereof among the Originators and the Seller.

Section 4. Covenants, Representations and Warranties of the Seller and the Servicer.

(a) Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the RPA, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

(b) Each of the Seller and the Servicer hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

Section 5. Fees, Costs, Expenses and Taxes. Without limiting the rights of the Agent and the Purchasers set forth in the RPA and the other Transaction Documents, the Seller agrees to pay on demand all reasonable fees and out-of-pocket expenses of counsel for the Agent and the Purchasers incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith and with respect to advising the Agent and the Purchasers as to their rights and responsibilities hereunder and thereunder.

Section 6. Reference to and Effect on the RPA.

(a) Upon the effectiveness of this Amendment, each reference in the RPA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument or agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

(b) Except as specifically amended hereby, the RPA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under the RPA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

JABIL CIRCUIT FINANCIAL II, INC., as Seller

By:	/s/ Stephen Kerr
Name:	Stephen Kerr
Title:	Vice President

JABIL CIRCUIT, INC., as Servicer

By:	/s/ Forbes Alexander
Name:	Forbes Alexander
Title:	Chief Financial Officer

Signature Page to Amendment No. 5

JUPITER SECURITIZATION CORPORATION

By: JPMorgan Chase Bank, N.A., as its attorney-in-fact

By:	/s/ Maureen Marcon
Name:	Maureen Marcon
Title:	Vice President

JPMORGAN CHASE BANK, N.A.
(successor by merger to Bank One, N.A. (Main Office Chicago)), as a Financial Institution and as Agent

By:	/s/ Maureen Marcon
Name:	Maureen Marcon
Title:	Vice President

Signature Page to Amendment No. 5